     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 20, 2001

                                                     REGISTRATION NO. 333--60060
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 3
                                       TO
                                    FORM S-4


                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                                SIX FLAGS, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                        7990                    736137714
 (State or other jurisdiction        (Primary Standard          (I.R.S. Employer
              of                        Industrial           Identification Number)
incorporation or organization)  Classification Code Number)

                            ------------------------

                                SIX FLAGS, INC.
                          11501 NORTHEAST EXPRESSWAY,
                         OKLAHOMA CITY, OKLAHOMA 73131
                                 (405) 475-2500
           (Name, address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                              JAMES COUGHLIN, ESQ.
                                SIX FLAGS, INC.
                             122 EAST 42ND STREET,
                               NEW YORK, NY 10168
                                 (212) 599-4690

           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                         ------------------------------

                                WITH COPIES TO:

                            HOWARD CHATZINOFF, ESQ.
                             DAVID LEFKOWITZ, ESQ.
                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                         NEW YORK, NEW YORK 10153-0119
                                 (212) 310-8000
                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.
                            ------------------------

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with
General Instruction G, check the following box:   / /
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    The registrant is a Delaware corporation. Subsection (b)(7) of Section 102 of the Delaware General Corporation Law enables a corporation in its original certificate of incorporation or an amendment to its certificate of incorporation to eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for violations of the director's fiduciary duty, except (1) for any breach of the director's duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(3) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or
(4) for any transactions from which a director derived an improper personal benefit. Article Seventh of the Certificate of Incorporation of the Registrant has eliminated the personal liability of directors to the fullest extent permitted by Subsection (b)(7) of Section 102 of the DGCL.

    Subsection (a) of Section 145 of the DGCL empowers a corporation to indemnify any director or officer, or former director or officer, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with the action, suit or proceeding provided that the director or officer acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, provided further that the director or officer has no reasonable cause to believe his conduct was unlawful.

    Subsection (b) of Section 145 empowers a corporation to indemnify any director or officer, or former director or officer, who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with the action, suit or proceeding provided that the director or officer acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, provided further that the director or officer has no reasonable cause to believe his conduct was unlawful.

    Subsection (b) of Section 145 empowers a corporation to indemnify any director or officer, or former director or officer, who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred in connection with the defense or settlement of the action or suit provided that the director or officer acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which the director or officer shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which the action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the director or officer is fairly and reasonably entitled to indemnity for the expenses which the Court of Chancery or another court shall deem proper.

    Section 145 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification and advancement of expenses provided for, by, or granted pursuant to, Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture trust or other enterprise against any liability asserted against him or incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against liabilities under Section 145.

    The Certificate of Incorporation of the registrant provides that it will to the fullest extent permitted by the DGCL indemnify all persons whom it may indemnify pursuant to the DGCL. The registrant's By-laws contain similar provisions requiring indemnification of the registrant's officers to the fullest extent authorized by the DGCL. In addition, the registrant's Certificate of Incorporation contains a provision limiting the personal liability of the registrant's directors for monetary damages for certain breaches of their fiduciary duty. The registrant has indemnification insurance under which directors and officers are insured against certain liability that may incur in their capacity as such.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULE

    (a) Exhibits

EXHIBIT NUMBER          DESCRIPTION
--------------          -----------
       3.1*             Certificate of Designation of Series A Junior Preferred
                        Stock of Registrant -- incorporated by reference from
                        Exhibit 2(1.C) to Registrant's Form 8-A dated January 21,
                        1998.

       3.2*             Restated Certificate of Incorporation of Registrant dated
                        March 25, 1998 -- incorporated by reference from Exhibit 3 to Registrant's Current Report on Form 8-K filed on
                        March 26, 1998.

       3.3*             Certificate of Designation, Rights and Preferences for
                        7 1/2% Mandatorily Convertible Preferred Stock of Registrant
                        -- incorporated by reference from Exhibit 4(s) to
                        Registrant's Registration Statement on Form S-3 (No.
                        333-45859) declared effective on March 26, 1998.

       3.4*             Certificate of Amendment of Certificate of Incorporation of
                        Registrant dated July 24, 1998 -- incorporated by reference from Exhibit 3(p) to Registrant's Form 10-K for the year
                        ended December 31, 1998.

       3.5*             Certificate of Amendment of Certificate of Incorporation of
                        Registrant dated June 30, 2000 -- incorporated by reference from Exhibit 3.1 to Registrant's Form 10-Q for the quarter ended June 30, 2000.

EXHIBIT NUMBER          DESCRIPTION
--------------          -----------
       3.6*             Certificate of Designation, Rights and Preferences for
                        7 1/4% Convertible Preferred Stock of Registrant --
                        incorporated by reference from Exhibit 5 to Registrant's
                        Current Report on Form 8-K filed on January 23, 2001.

       3.7*             Amended and Restated By-laws of Registrant -- incorporated by reference from Exhibit 3.2 to Registrant's Form 10-Q for the quarter ended June 30, 2000.

       4.1*             Indenture dated as of February 2, 2001 between Registrant
                        and The Bank of New York with respect to Registrant's 9 1/2%
                        Senior Notes due 2009 -- incorporated by reference from
                        exhibit 4(j) to Registrant's Form 10-K for the year ended
                        December 31, 2000.

       4.2** Registration Rights Agreement dated as of February 2, 2001 between Registrant, Lehman Brothers Inc., Merrill Lynch,
                        Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co.
                        Incorporated, Salomon Smith Barney Inc., Allen & Company
                        Incorporated, BNY Capital Markets, Inc., Credit Lyonnais
                        Securities (USA) Inc. and Scotia Capital (USA) Inc.

       5.1              Opinion of Weil, Gotshal & Manges LLP

      10.1* Form of Subscription Agreement between the Registrant and each of the purchasers of shares of Preferred Stock -- incorporated by reference from Exhibit 4(10) to the Registration Statement on Form S-1 (Reg. No. 33-62225) declared effective on November 9, 1995.

      10.2*             Form of Subscription Agreement, dated October 1992, between the Registrant and certain investors -- incorporated by
                        reference from Exhibit 4(a) to the Registrant's Current
                        Report on Form 8-K dated October 30, 1992 (Commission File
                        Number 0-6066).

      10.3* Form of Common Stock Certificate -- incorporated by reference from Exhibit 4(l) to Registrant's Registration
                        Statement on Form S-2 (Reg. No. 333-08281) declared effective on May 28, 1996.

      10.4*             Form of Depository Receipt evidencing ownership of
                        Registrant's Premium Income Equity Securities --
                        incorporated by reference from Exhibit 4(k) to Registrant's
                        Registration Statement on Form S-3 (Reg. No. 333-45859)
                        declared effective on March 26, 1998.

      10.5*             Indenture dated as of April 1, 1998 between Registrant and
                        The Bank of New York, as trustee, with respect to
                        Registrant's 10% Senior Discount Notes due 2008 --
                        incorporated by reference from Exhibit 4(o) to Registrant's
                        Registration Statement on Form S-3 (Reg. No. 333-45859)
                        declared effective on March 26, 1998.

      10.6*             Indenture dated as of April 1, 1998 between Registrant and
                        The Bank of New York, as trustee, with respect to
                        Registrant's 9 1/4% Senior Discount Notes due 2006 --
                        incorporated by reference from Exhibit 4(p) to Registrant's
                        Registration Statement on Form S-3 (Reg. No. 333-45859)
                        declared effective on March 26, 1998.

      10.7*             Indenture dated as of April 1, 1998 between Registrant and
                        The Bank of New York, as trustee, with respect to
                        Registrant's 8 7/8% Senior Discount Notes due 2006 --
                        incorporated by reference from Exhibit 4(q) to Registrant's
                        Registration Statement on Form S-3 (Reg. No. 333-45859)
                        declared effective on March 26, 1998.

EXHIBIT NUMBER          DESCRIPTION
--------------          -----------
      10.8*             Deposit Agreement dated as of April 1, 1998 among
                        Registrant, The Bank of New York and the holder from time to time of depositary receipts executed and delivered
                        thereunder -- incorporated by reference from Exhibit 4(u) to
                        Registrant's Registration Statement on Form S-3 (Reg.
                        No. 333-45859) declared effective on March 26, 1998.

      10.9*             Indenture and First Supplemental Indenture dated as of June
                        30, 1999 between Registrant and The Bank of New York with
                        respect to Registrant's 9 3/4% Senior Notes due 2007 --
                        incorporated by reference from Exhibits 4.1 and 4.2 to
                        Registrant's Current Report on Form 8-K dated July 2, 1999.

      10.10*            Form of Deposit Agreement dated as of January 23, 2001 among
                        Registrant, The Bank of New York, as Depositary, and owners and holders of depositary receipts -- incorporated by
                        reference from Exhibit 12 to Registrant's Form 8-A12B filed on January 23, 2001.

      10.11*            Form of Depository Receipt evidencing ownership of
                        Registrant's Preferred Income Equity Redeemable Securities
                        -- incorporated by reference from Exhibit 13 to Registrant's
                        Form 8-A12B filed on January 23, 2001.

      10.12* Form of 7 1/4% Convertible Preferred Stock Certificate -- incorporated by reference from Exhibit 14 to Registrant's
                        Form 8-A12B filed on January 23, 2001.

      10.13*            Agreement of Limited Partnership of 229 East 79th Street
                        Associates LP dated July 24, 1987, together with amendments thereto dated, respectively, August 31, 1987, October 21,
                        1987, and December 21, 1987 -- incorporated by reference
                        from Exhibit 10(i) to Form 10-K of Registrant for year ended
                        December 31, 1987 (Commission File Number 0-6066).

      10.14*            Agreement of Limited Partnership of Frontier City Partners
                        Limited Partnership, dated October 18, 1989, between
                        Frontier City Properties, Inc. as general partner, and the
                        Registrant and Frontier City Properties, Inc. as limited
                        partners -- incorporated by reference from Exhibit 10(g) to the Registrant's Current Report on Form 8-K dated
                        October 18, 1989 (Commission File Number 0-6066).

      10.15*            Lease Agreement dated December 22, 1995 between Darien Lake
                        Theme Park and Camping Resort, Inc. and The Metropolitan
                        Entertainment Co., Inc. --incorporated by reference from
                        Exhibit 10(o) to Registrant's Form 10-K for the year ended
                        December 31, 1995 (Commission File Number 0-9789).

      10.16*            Consulting and Non-Competition Agreement, dated October 30,
                        1996, between Registrant and Arnold S. Gurtler --
                        incorporated by reference from Exhibit 10(u) to Registrant's
                        Registration Statement on Form S-2 (Reg. No. 333-16573)
                        declared effective on January 27, 1997.

      10.17*            Non-Competition Agreement, dated as of October 30, 1996
                        between Registrant and Ascent Entertainment Group, Inc. --
                        incorporated by reference from Exhibit 10(s) to Registrant's
                        Registration Statement on Form S-2 (Reg. No. 333-16573)
                        declared effective on January 27, 1997.

      10.18*            Consulting Agreement, dated December 4, 1996, between
                        Registrant and Charles R. Wood -- incorporated by reference from Exhibit 10(b) to Registrant's Current Report on Form
                        8-K, dated December 13, 1996.

EXHIBIT NUMBER          DESCRIPTION
--------------          -----------
      10.19*            Non-Competition Agreement dated as of December 4, 1996
                        between Registrant and Charles R. Wood -- incorporated by
                        reference from Exhibit 10(c) of Registrant's Current Report on Form 8-K, dated December 13, 1996.

      10.20*            Registrant's 1996 Stock Option and Incentive Plan --
                        incorporated by reference from Exhibit 10(z) to Registrant's
                        Form 10-K for the year ended December 31, 1997.

      10.21*            1997 Management Agreement Relating to Marine World, by and
                        between the Marine World Joint Powers Authority and Park
                        Management Corp, dated as of the 1st day of February, 1997
                        -- incorporated by reference from Exhibit 10(aa) to
                        Registrant's Form 10-K for the year ended December 31, 1997.

      10.22*            Purchase Option Agreement among City of Vallejo, Marine
                        World Joint Powers Authority and Redevelopment Agency of the
                        City of Vallejo, and Park Management Corp., dated as of
                        August 29, 1997 -- incorporated by reference from Exhibit
                        10(ab) to Registrant's Form 10-K for the year ended
                        December 31, 1997.

      10.23*            Letter Agreement, dated November 7, 1997, amending 1997
                        Management Agreement Relating to Marine World, by and
                        between the Marine World Joint Powers Authority and Park
                        Management Corp., dated as of the 1st day of February, 1997
                        -- incorporated by reference from Exhibit 10(ac) to
                        Registrant's Form 10-K for the year ended December 31, 1997.

      10.24*            Reciprocal Easement Agreement between Marine World Joint
                        Powers Authority and Park Management Corp., dated as of
                        November 7, 1997 -- incorporated by reference from Exhibit
                        10(ad) to Registrant's Form 10-K for the year ended
                        December 31, 1997.

      10.25*            Parcel Lease between Marine World Joint Powers Authority and
                        Park Management Corp., dated as of November 7, 1997 --
                        incorporated by reference from Exhibit 10(ae) to
                        Registrant's Form 10-K for the year ended December 31, 1997.

      10.26*            Employment Agreement, dated as of July 31, 1997, between
                        Premier Parks Inc. and Kieran E. Burke -- incorporated by
                        reference from Exhibit 10(af) to Registrant's Form 10-K for the year ended December 31, 1997.

      10.27*            Employment Agreement, dated as of July 31, 1997, between
                        Premier Parks Inc. and Gary Story -- incorporated by
                        reference from Exhibit 10(ag) to Registrant's Form 10-K for the year ended December 31, 1997.

      10.28*            Employment Agreement, dated as of July 31, 1997, between
                        Premier Parks Inc. and James F. Dannhauser -- incorporated by reference from Exhibit 10(ah) to Registrant's Form 10-K for the year ended December 31, 1997.

      10.29*            Rights Agreement dated as of January 12, 1998 between
                        Premier Parks Inc. and Bank One Trust Company, N.A., as
                        Rights Agent -- incorporated by reference from Exhibit 4.1 to Registrant's Current Report on Form 8-K dated
                        December 15, 1997.

      10.30*            Stock Purchase Agreement dated as of December 15, 1997,
                        between the Registrant and Centrag S.A., Karaba N.V. and
                        Westkoi N.V. -- incorporated by reference from Exhibit 10.1 to Registrant's Current Report on Form 8-K dated
                        December 15, 1997.

      10.31* Agreement and Plan of Merger dated as of February 9, 1998, by and among the Registrant, Six Flags Entertainment
                        Corporation and others --incorporated by reference from
                        Exhibit 10(a) to Registrant's Current Report on Form 8-K dated February 9, 1998.

EXHIBIT NUMBER          DESCRIPTION
--------------          -----------
      10.32*            Agreement and Plan of Merger dated as of February 9, 1998, by and among Premier Parks Inc., Premier Parks Holdings
                        Corporation and Premier Parks Merger Corporation --
                        incorporated by reference from Exhibit 2.1 to Registrant's
                        Current Report on Form 8-K dated March 25, 1998.

      10.33*            Amended and Restated Rights Agreement between Premier Parks
                        Inc. and Bank One Trust Company, as Rights Agent --
                        incorporated by reference from Exhibit 4.1 to Registrant's
                        Current Report on Form 8-K dated December 15, 1997, as
                        amended.

      10.34*            Registrant's 1998 Stock Option and Incentive Plan --
                        incorporated by reference from Exhibit 10(ap) to
                        Registrant's Form 10-K for the year ended December 31, 1998.

      10.35*            Subordinated Indemnity Agreement dated February 9, 1998
                        among Registrant, the subsidiaries of Registrant named
                        therein, Time Warner Inc., the subsidiaries of Time Warner
                        Inc. named therein, Six Flags Entertainment Corporation and the subsidiaries of Six Flags Entertainment Corporation
                        named therein -- incorporated by reference from Exhibit 2(b)
                        to Registrant's Registration Statement on Form S-3
                        (No. 333-45859) declared effective on March 26, 1998.

      10.36*            Sale and Purchase Agreement dated as of October, 1998 by and between Registrant and Fiesta Texas Theme Park, Ltd. --
                        incorporated by reference from Exhibit 10(at) to
                        Registrant's Form 10-K for the year ended December 31, 1998.

      10.37*            Overall Agreement dated as of February 15, 1997 among Six
                        Flags Fund, Ltd. (L.P.), Salkin II Inc., SFOG II Employee,
                        Inc., SFOG Acquisition A, Inc., SFOG Acquisition B, Inc.,
                        Six Flags Over Georgia, Inc., Six Flags Series of Georgia,
                        Inc., Six Flags Theme Parks Inc. and Six Flags Entertainment
                        Corporation -- incorporated by reference from Exhibit 10(au)
                        to Registrant's Form 10-K for the year ended December 31,
                        1998.

      10.38*            Overall Agreement dated as of November 24, 1997 among Six
                        Flags Over Texas Fund, Ltd., Flags' Directors LLC, FD-II,
                        LLC, Texas Flags Ltd., SFOT Employee, Inc., SFOT Parks Inc.
                        and Six Flags Entertainment Corporation -- incorporated by reference from Exhibit 10(av) to Registrant's Form 10-K for the year ended December 31, 1998.

      10.39*            Credit Agreement dated as of November 5, 1999 among
                        Registrant, certain subsidiaries named therein, the Lenders from time to time party thereto, The Bank of New York, as
                        Syndicate Agent, Bank of America, N.A. and The Bank of Nova
                        Scotia, as Documentation Agents, Lehman Brothers Inc. and
                        Lehman Brothers International (Europe) Inc., as Advisors,
                        Lead Arrangers and Bank Managers, and Lehman Commercial
                        Paper Inc., as Administrative Agent -- incorporated by
                        reference from Exhibit 10.1 to Registrant's Form 10-Q for
                        the quarter ended September 30, 1999.

      10.40*            Stock Purchase Agreement dated as of December 6, 2000 among
                        Registrant, EPI Realty Holdings, Inc., Enchanted Parks,
                        Inc., and Jeffrey Stock --incorporated by reference from
                        exhibit 10(bb) to Registrant's Form 10-K for the year ended
                        December 31, 2000.

      10.41*            Asset Purchase Agreement dated as of January 8, 2001 between
                        Registrant and Sea World, Inc. -- incorporated by reference from exhibit 10(cc) to Registrant's Form 10-K for the year ended December 31, 2000.

      10.42*            Amendment to Employment Agreement dated as of January 1,
                        2000 between Registrant and Kieran E. Burke -- incorporated by reference from exhibit 10(dd) to Registrant's Form 10-K for the year ended December 31, 2000.

EXHIBIT NUMBER          DESCRIPTION
--------------          -----------
      10.43*            Amendment to Employment Agreement dated as of January 1,
                        2000 between Registrant and Gary Story -- incorporated by
                        reference from exhibit 10(ee) to Registrant's Form 10-K for the year ended December 31, 2000.

      10.44*            Amendment to Employment Agreement dated as of January 1,
                        2000 between Registrant and James F. Dannhauser --
                        incorporated by reference from exhibit 10(ff) to
                        Registrant's Form 10-K for the year ended December 31, 2000.

      12.1**            Ratio of earnings to fixed charges

      21.1*             Subsidiaries of the Registrant -- incorporated by reference from exhibit 21 to Registrant's Form 10-K for the year ended
                        December 31, 2000.

      23.1**            Consent of KPMG LLP.

      23.2              Consent of Weil, Gotshal & Manges LLP (included in
                        Exhibit 5.1).

      24.1**            Power of Attorney.

      25.1              Form T-1 statement of eligibility under the Trust Indenture
                        Act of 1939 of The Bank of New York, as trustee.

      99.1**            Letter of Transmittal.

      99.2**            Notice of Guaranteed Delivery.


------------------------

*   Incorporated by reference

**  Previously filed.

ITEM 22. UNDERTAKINGS.

    (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    (b) The Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the Prospectus pursuant to Items 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

    (c) The Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

    (d)  The Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (4) If the Registrant is a foreign private issuer, to file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided, that the Registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by
    Section 10(a)(3) of the Act or Rule 3-19 of this chapter if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or
    Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

    (e) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, State of New York, on July 20, 2001.


                                                       SIX FLAGS, INC.

                                                       By:             /s/ KIERAN E. BURKE
                                                            -----------------------------------------
                                                                         Kieran E. Burke
                                                                      CHAIRMAN OF THE BOARD
                                                                   AND CHIEF EXECUTIVE OFFICER


                        NAME                                      TITLE                    DATE
                        ----                                      -----                    ----

                                                       Chairman of the Board,
                 /s/ KIERAN E. BURKE                     Chief Executive Officer
     -------------------------------------------         (Principal Executive         July 20, 2001
                   Kieran E. Burke                       Officer) and Director

                          *
     -------------------------------------------       President, Chief Operating     July 20, 2001
                     Gary Story                          Officer and Director

                                                       Chief Financial Officer
                          *                              (Principal Financial and
     -------------------------------------------         Accounting Officer) and      July 20, 2001
                 James F. Dannhauser                     Director

                          *
     -------------------------------------------       Director                       July 20, 2001
                  Paul A. Biddelman

                          *
     -------------------------------------------       Director                       July 20, 2001
                 Michael E. Gellert

                          *
     -------------------------------------------       Director                       July 20, 2001
                Francois Letaconnoux

                          *
     -------------------------------------------       Director                       July 20, 2001
                  Stanley S. Shuman

              *By: /s/ KIERAN E. BURKE
                   Kieran E. Burke
                  Attorney-in-Fact